EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

A COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT AND A COMPLETED SCHEDULE A (IF THE PURCHASER IS A RESIDENT OF ONTARIO) MUST BE DELIVERED BY NO LATER THAN 10:00 A.M. (TORONTO TIME) ON DECEMBER 8, 2003 TO:
STANDARD SECURITIES CAPITAL CORPORATION, 24 HAZELTON AVENUE, TORONTO, ONTARIO M5R 2E2, ATTN: MICHAEL MARCELLO, TEL: (416) 515-0505, FAX: (416) 515-8895.

--------------------------------------------------------------------------------

TO:         WORKSTREAM INC.
AND TO:     STANDARD SECURITIES CAPITAL CORPORATION

ISSUER:     Workstream Inc.               ISSUE:  Common Shares

PRICE PER COMMON SHARE:  U.S. $1.60

NUMBER OF COMMON SHARES PURCHASED:
                                    ------------------------------------------

TOTAL SUBSCRIPTION PRICE:  $
                            --------------------------------------------------

NUMBER OF COMMON SHARES CURRENTLY OWNED (DIRECTLY AND INDIRECTLY):
                                                                   -----------

NAME AND ADDRESS OF SUBSCRIBER:

Name:                                   Address:
     ---------------------------------          --------------------------------
                                                (Street Address)

     ---------------------------------          --------------------------------
     (Official Capacity or Title if             (City and Province or Country)
     Subscriber is not an individual.)
                                                --------------------------------
                                                (Postal Code)

ALTERNATE REGISTRATION INSTRUCTIONS FOR COMMON SHARE CERTIFICATE: If other than in the name of the Subscriber:

Name:                                   Address:
     ---------------------------------          --------------------------------
                                                (Street Address)

     ---------------------------------          --------------------------------
                                                (City and Province or Country)

     ---------------------------------          --------------------------------
                                                (Postal Code)

DELIVERY INSTRUCTIONS: The name and address (including contact name and telephone number) of the person to whom the certificates representing the securities are to be delivered, if other than the Subscriber:

Name:                                   Address:
     ---------------------------------          --------------------------------
                                                (Street Address)
Contact Name:
             -------------------------          --------------------------------
                                                (City and Province or Country)
Telephone No.:
              ------------------------          --------------------------------
                                                (Postal Code)


                    [PLEASE GO TO SIGNATURE LINE ON PAGE 14]

                      TERMS AND CONDITIONS OF SUBSCRIPTION

1. SUBSCRIPTION. The undersigned (the "PURCHASER") hereby tenders to Workstream Inc. (the "CORPORATION") this subscription offer which, upon acceptance by the Corporation, will constitute an agreement (the "SUBSCRIPTION AGREEMENT") of the Purchaser with the Corporation to purchase from the Corporation and, on the part of the Corporation, to sell to the Purchaser that number of Common Shares set out on the face page of this Subscription Agreement (the "PURCHASER'S COMMON SHARES") at the price (the "PURCHASE PRICE") of $1.60 per Common Share and equal to the total subscription price set forth on the face page of this Subscription Agreement, all on the terms and subject to the conditions set forth in this Subscription Agreement.

2. AGENCY AGREEMENT. The Purchaser acknowledges that the Purchaser's Common Shares will be issued in connection with the issue of up to a maximum of $4,000,000 of Common Shares (the "OFFERING") to be sold by the Corporation by private placement pursuant to an agency agreement (the "AGENCY AGREEMENT") to be dated on or before the Closing Date (as defined below) between the Corporation, and Standard Securities Capital Corporation (the "AGENT") and the Purchaser acknowledges that the Offering may be done but is not required to be done concurrently with a United States offering of up to $1,000,000 of the Corporation's securities.


3. (A) DEFINITIONS. In this Subscription Agreement, unless the context otherwise requires:

            "AFFILIATE",   "DISTRIBUTION"  and  "INSIDER"  have  the  respective
            meanings ascribed to them in the Securities Act (Ontario);

            "CANADIAN SECURITIES LAWS" means, collectively, the applicable securities laws of the Designated Province and the regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Ontario Securities Commission;

            "CLOSING" means the completion of the issue and sale by the Corporation and the purchase by the Purchasers of the Common Shares pursuant to the Agency Agreement and this Subscription Agreement;

            "CLOSING  DATE"  means  December  9, 2003 or such  other date as the
            Corporation   and  the  Agent  may  agree  pursuant  to  the  Agency
            Agreement;

            "CLOSING TIME" means 9:00 a.m. (Toronto time) on the Closing Date or such other time as the Corporation and the Agent may agree pursuant to the Agency Agreement;

            "COMMON SHARES" means common shares, no par value per share, in the capital of the Corporation;

            "DESIGNATED PROVINCE" means the Province of Ontario;

            "MATERIAL" means material in relation to the Corporation and its subsidiaries considered on a consolidated basis;

            "MATERIAL CHANGE" means any change in the business, operations, assets, liabilities, ownership or capital of the Corporation (except the transactions contemplated herein) that would reasonably be expected to have a significant effect on the market price or value of the Common Shares and includes a decision to implement such a change made by the board of directors of the Corporation or by senior management of the Corporation who believe that confirmation of the decision by the board of directors is probable;

            "ONTARIO   ACCREDITED   INVESTOR  STATUS   CERTIFICATE"   means  the
            accredited investor status certificate, in the form of Schedule A attached hereto, required to be completed by each Purchaser;

            "PRIVATE   PLACEMENT   EXEMPTIONS"   means  the  exemptions  to  the
            prospectus and registration requirements under Canadian Securities Laws;

            "PURCHASER'S COMMON SHARES" means Common Shares subscribed for by the Purchaser;

            "PURCHASERS" means all purchasers of the Common Shares including the Purchaser;

            "SEC" means the United States Securities and Exchange Commission;

            "SEC FILINGS" means the Corporation's most recent Form 20-F for the fiscal year ended May 31, 2003 and all other reports, schedules, forms or statements filed by the Corporation or its subsidiaries with the SEC under the 1933 Act or the 1934 Act on or during the 18 months preceding the date hereof;

            "STOCK EXCHANGES" means the NASDAQ Small Cap Market and the Boston Stock Exchange;

            "SUBSIDIARIES" has the meaning ascribed to such term in the Canada Business Corporations Act;

            "U.S. SECURITIES LAWS" means, collectively, the 1933 Act and the 1934 Act as well as all applicable federal and state securities laws in the United States, including all "Blue Sky" laws, and all regulations and forms prescribed thereunder, together with all applicable published policy statements, releases and rulings of the SEC and any applicable state securities regulatory authorities, and together with all published policies, rules and regulations of the Stock Exchange;

            "1933 ACT" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

            "1934 ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


      (B) GENDER AND NUMBER. Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.


      (C) CURRENCY. Unless otherwise stated, all amounts expressed herein in terms of money refer to the lawful currency of the United States and all payment to be made hereunder shall be made in such currency.


      (D) HEADINGS. The division of the Subscription Agreement into Sections and the use of headings are for convenience of reference only and shall not affect the interpretation of this Subscription Agreement.

4. DELIVERY AND PAYMENT. The Purchaser agrees that the following shall be delivered to the Agent at the address and by the date and time set out on the face page hereof, or such other time, date or place as the Agent may advise:

      (a)   a completed and duly signed copy of this Subscription Agreement;

      (b) a completed and duly signed copy of the Ontario Accredited Investor Status Certificate in form annexed as Schedule "A";

      (c) a completed and duly signed copy of the Accredited Investor Questionnaire in form annexed as Schedule "B";

      (d) any other documents required by the applicable Canadian Securities Laws and the U.S. Securities Laws which the Agent or the Corporation request; and

      (e) a certified cheque or bank draft made payable on or before the Closing Date (or such other date as the Agent may advise) in same day freely transferable United States funds at par in Toronto, Ontario to "Standard Securities Capital Corporation" representing the aggregate Purchase Price payable by the Purchaser for the Purchaser's Common Shares, or such other method of payment of the same amount against delivery of the Purchaser's Common Shares as the Agent may accept.

            The Purchaser acknowledges and agrees that such certificates and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Corporation and the Agent. The Purchaser consents to and hereby authorizes the filing of such certificates and other documents as may be required to be filed with the Stock Exchanges or other securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser acknowledges and agrees that this Subscription Agreement, the Purchase Price and any other documents delivered in connection herewith will be held by the Agent until such time as the conditions referred to in section 8 below are satisfied by the Corporation or waived by the Agent.


      5. CLOSING.  Subject to the satisfaction of the conditions  referred to in section 7 hereof, the transactions contemplated hereby will be completed at the Closing at the offices of Fraser Milner Casgrain LLP in Toronto, Ontario and Perley-Robertson, Hill & McDougall LLP in Ottawa, Ontario at the Closing Time.

            The Purchaser acknowledges that the Purchaser's Common Shares will be available for delivery to it at the Closing against payment of the amount of the aggregate Purchase Price (in fully transferable United States funds) for the Purchaser's Common Shares.

            The Agent is hereby appointed as the Purchaser's agent to represent the Purchaser at the Closing for the purpose of all closing matters and deliveries of documents and Purchaser's Common Shares and is hereby authorized by the Purchaser for and on behalf of the Purchaser, to extend such time periods and modify or waive such conditions as may be contemplated herein or in the Agency Agreement or, in its absolute discretion, as it deems appropriate. Without limiting the generality of the foregoing, the Agent is specifically and exclusively authorized:

      (a) to negotiate and waive, in whole or in part, or extend the time for compliance with any of the Corporation's representations and warranties, covenants or conditions contained in the Agency Agreement including, without in any way limiting the generality of the foregoing, extending the time for Closing all in such manner and on such terms and conditions as the Agent may determine, acting reasonably, and without in any way affecting the Purchaser's obligations hereunder;

      (b) to correct manifest errors or to complete omissions in the information provided by the Purchaser in this Subscription Agreement, the Schedules attached hereto and in any other forms delivered by the Purchaser in connection with the transactions contemplated hereby, if any;

      (c) to act as the Purchaser's representative at the Closing to, among other things, receive certificates representing the Common Shares subscribed for by the Purchaser; and to swear, execute and file any receipts or other required documentation on behalf of the Purchaser; and

      (d) to terminate this subscription on behalf of the Purchaser in the event that any condition precedent to the completion of the Offering as referred to in section 7 hereof has not been satisfied by the date set therefore; and

      (e) to negotiate the terms of a registration rights agreement to be dated the date of Closing (the "REGISTRATION RIGHTS AGREEMENT") to be entered into by and between the Corporation and the Agent (on behalf of the Purchasers), and to execute same on behalf of the Purchasers as their lawful attorney.

            In addition, the Purchaser acknowledges and agrees that the Agent is entitled to exercise or not to exercise, in its absolute discretion, the rights of termination in the Agency Agreement.

            The Purchaser will take up, purchase and pay for the Purchaser's Common Shares at the Closing upon acceptance of this offer by the Corporation and the satisfaction by the Corporation, or waiver on behalf of the Purchaser by the Agent, of the conditions referred to in section 7 below.

            The Corporation intends to use proceeds from the Offering to repay debt, for working capital and general corporate purposes, including payment of the costs incurred by the Corporation in connection with this Offering.


6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION. By accepting this offer, the Corporation represents and warrants to the Purchaser as follows:

      (a) the Corporation has been duly incorporated and is validly existing and in good standing under the laws of Canada and has all requisite corporate power to own, lease and operate its properties and assets and to carry on its business as now being conducted and has full capacity to enter into, and carry out its obligations under this Subscription Agreement;

      (b) each of the Corporation's material subsidiaries has been duly incorporated and is validly existing in good standing under the law of its jurisdiction and has all requisite corporate power to own, lease and operate its property and assets and to carry on business as now being conducted;

      (c) on the Closing Date, the Corporation will have taken all corporate steps and proceedings necessary to approve the transactions contemplated hereby, including the execution and delivery of this Subscription Agreement and the Agency Agreement and each of which will constitute a legal and binding obligation of the Corporation enforceable in accordance with its terms;

      (d) the Corporation has complied and will comply with all applicable U.S. Securities Law and Canadian Securities Laws in connection with the offer, issuance and sale of the Common Shares hereunder. Neither the Corporation nor anyone acting on its behalf, directly or indirectly, excluding the Agent, has or will sell, offer to sell or solicit offers in Canada to buy the Common Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser), so as to bring the issuance and sale of the Common Shares under the registration provisions of the 1933 Act and applicable state securities laws. Neither the Corporation nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Common Shares;

      (e) no representation or warranty of the Corporation contained in this Subscription Agreement and the exhibits and schedules attached hereto and thereto, any certificate furnished or to be furnished to the Purchaser at the Closing or other written information furnished to the Purchaser or its counsel in connection with the transactions contemplated by this Subscription Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no material fact known to the Corporation that has not been disclosed herein, or in any other agreement, document or written statement furnished by the Corporation to the Purchaser in connection with the transactions contemplated hereby and thereby which is specific to the Corporation, as opposed to the industry in which the Corporation operates, and which materially adversely affects or is reasonably likely to materially and adversely affect the business, properties, assets or financial condition of the Corporation;

      (f) the Corporation will file, in connection with the issuance and sale of the Common Shares, all required forms and reports under the Canadian Securities Laws and the U.S. Securities Laws within the time periods therein prescribed and shall pay all required fees in connection therewith;

      (g) the creation, issuance and sale of the Common Shares by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party;

      (h) at the Closing, every consent, approval, authorization or order that is required for the transactions herein contemplated to occur at the Closing will have been obtained and will be in effect;

      (i) the issued and outstanding Common Shares are listed and posted for trading on the Stock Exchanges;

      (j) to the best of the knowledge of the Corporation, no order ceasing or suspending trading in the securities of the Corporation nor prohibiting the sale of such securities or the Common Shares has been issued to the Corporation or its directors, officers or promoters and, no investigations or proceedings for such purposes are pending or threatened;

      (k) prior to the Closing Date, the Corporation will have obtained all required approvals from the Stock Exchanges in order to permit the completion of the transactions contemplated hereby;

      (l) the Corporation has full corporate power and authority to undertake the offering of the Common Shares contemplated hereby and, at the Closing Time, the Common Shares will be duly and validly created, authorized and issued as fully paid and non-assessable shares;

      (m) the Corporation and its subsidiaries are the beneficial owners of or have the right to acquire the interests in the properties, business and assets referred to in the SEC Filings as being owned by the Corporation or its subsidiaries;

      (n) at the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act or the 1933 Act, as applicable, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

      (o) the Corporation is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Purchasers as contemplated by the Registration Rights Agreement;

      (p) the Corporation has filed in a timely manner all documents that comprise the SEC Filings and that the Corporation is required to file under the continuous disclosure provisions of the Canadian Securities Laws and the U.S. Securities Laws and each of such documents complied as to form in all material respects with all applicable statutory requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which the were made not misleading; and

      (q) the authorized share capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of Class A Preferred Shares issuable in series of which, as of December 2, 2003, 23,200,659 Common Shares and 0 Class A Preferred Shares are currently issued and outstanding as fully paid and non assessable, and issued in material compliance with all applicable federal, provincial and state securities laws.

            The Corporation agrees that the Purchaser will have the benefit of all the representations, warranties and covenants given by the Corporation in the Agency Agreement and further agrees that all such representations, warranties and covenants will be deemed to be incorporated herein as if they were reproduced in their entirety, with such changes as are necessary in order to reflect that such representations, warranties and covenants are being made by the Corporation to the Purchaser.

7. CONDITIONS OF CLOSING. The obligations of the Purchaser to complete the purchase of the Common Shares as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time of each of the conditions of the Closing set forth in the Agency Agreement except those conditions that are waived by the Agent.

            The Purchaser acknowledges and agrees that as the initial sale of the Purchaser's Common Shares will not be qualified by a prospectus, such sale is subject to the condition that the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) sign and return to the Corporation or the Agent all relevant documentation required by the Canadian Securities Laws and the U.S. Securities Laws. The Purchaser acknowledges and agrees that the Corporation may be required to provide to the Ontario Securities Commission and to the Stock Exchanges and to the SEC a list setting forth the identities of the beneficial purchasers of the Common Shares. Notwithstanding that the Purchaser may be purchasing Common Shares as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Agent or the Corporation in order to comply with the foregoing requirements.


8. ACCEPTANCE OR REJECTION. The Corporation will have the right to accept or reject this offer in whole or in part at any time at or prior to the Closing Time. The Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchaser's Common Shares to the Purchaser being exempt from any prospectus or offering memorandum requirements of all applicable U.S. Securities Laws and Canadian Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction. The Corporation will be deemed to have accepted this offer upon the Corporation's execution of the acceptance form at the end of this Agreement and the delivery at the Closing of the certificate representing the Purchaser's Common Shares to or upon the direction of the Agent in accordance with the provisions hereof.

9. PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Purchaser represents and warrants to the Corporation and the Agent, as representations and warranties that are true as of the date of this offer and will be true as of the Closing Date, that:

      (a) AUTHORIZATION AND EFFECTIVENESS. If the Purchaser is an individual, it is of the full age of majority and has all requisite legal capacity and competence to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder, or if the Purchaser is a corporation, the Purchaser is a validly existing corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in any case, upon acceptance by the Corporation, this offer will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and will not result in a violation of any of the Purchaser's constating documents (if applicable) or any agreement to which the Purchaser is a party or by which it is bound;

      (b) RESIDENCE. The Purchaser is a resident of the jurisdiction referred to under "Name and Address of Subscriber" set out on the face page hereof and: (i) is not a resident of any other jurisdiction nor is it purchasing the Purchaser's Common Shares for the account or benefit of a resident of any other jurisdiction; (ii) was not offered the Common Shares in another jurisdiction in Canada or the United States; (iii) did not execute or deliver this Subscription Agreement in another jurisdiction; and (iv) is not a U.S. Person (as such term is defined in Regulation S under the 1933 Act) and the Common Shares are not being acquired by it for or on behalf of a U.S. Person.

      (c) PURCHASING FOR INVESTMENT ONLY. The Purchaser is purchasing the Purchaser's Common Shares for investment only and not with a view to resale or distribution in contravention of the Canadian Securities Laws or the U.S. Securities Laws and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Canadian Securities Laws or the U.S. Securities Laws;

      (d) PURCHASING AS AGENT OR TRUSTEE. In the case of the purchase by the Purchaser of the Purchaser's Common Shares as agent or trustee as contemplated herein, for any principal whose identity is disclosed or undisclosed or identified by account number only, the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby.

      (e)   PURCHASER HAS BENEFIT OF STATUTORY PRIVATE PLACEMENT EXEMPTIONS. The
            Purchaser:

            (i) the Purchaser is purchasing as principal and not for the benefit of any other person, and is an "accredited investor" as such term is defined in Ontario Securities Commission Rule 45-501 and specifically represents and warrants that one or more of the categories set forth in the Ontario Accredited Investor Status Certificate correctly, and in all respects, describes the Purchaser, and will describe the Purchaser as at Closing, and the Purchaser has so indicated by marking the box next to the category which so describes it and executing and delivering a copy of the Ontario Accredited Investor Status Certificate;

            (ii) has status as an exempt purchaser or the equivalent under the securities legislation applicable to it, which status has the effect of eliminating any requirement for a prospectus in respect of the purchase of Common Shares by the Purchaser and shall deliver to the Corporation such further particulars of the Purchaser's exempt purchaser status as the Corporation may reasonably request; or

            (iii) is  purchasing   pursuant  to  a  statutory  exemption  or  an
                  exemption order permitting such purchase, which exemption or order has the effect of eliminating any requirement for a prospectus or similar disclosure document in respect of the purchase of Common Shares by the Purchaser, and shall deliver to the Corporation such further particulars of the exemption(s) or order(s) and the Purchaser's qualifications thereunder as the Corporation may request.

      (f) ABSENCE OF OFFERING MEMORANDUM. Except for this Subscription Agreement and the Disclosure Documents (as defined below), the only documents, if any, delivered or otherwise furnished to the Purchaser in connection with such offering and sale was a term sheet provided by the Agent and publicly available research reports, memoranda and other materials concerning the Corporation which have not been prepared for delivery to, and review by, prospective purchasers in order to assist such purchasers in making an investment decision in respect of the Common Shares, which documents the Purchaser acknowledges do not, individually or collectively, constitute an offering memorandum or similar document and have not been independently verified by the Agent;

      (g) NO UNDISCLOSED INFORMATION. The Purchaser's Common Shares are not being purchased by the Purchaser as a result of any material information concerning the Corporation that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Purchaser's Common Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, the Agent or any other person and is based entirely upon currently available public information concerning the Corporation;

      (h) INVESTMENT SUITABILITY. The Purchaser has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser's Common Shares and is able to bear the economic risk of loss of such investment; and

      (i) LEGAL ADVISORS. In connection with the Purchaser's investment in the Common Shares, the Purchaser has not relied upon the Corporation or the Corporation's legal counsel or advisors or the Agent or the Agent's legal counsel or advisors for investment, legal or tax advice, and has, if desired, in all cases sought the advice of the Purchaser's own personal investment advisor, legal counsel and tax advisors, and the Purchaser is either experienced in or knowledgeable with regard to the affairs of the Corporation or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Common Shares, and it is able to bear the economic risk of an investment in the Common Shares and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment.

      (j)   ACCREDITED INVESTOR STATUS. The Purchaser:

            (i) is an "Accredited Investor," as such term is defined in Rule 501 of Regulation D of the 1933 Act, as evidenced in the questionnaire attached as Schedule B to this Subscription Agreement (the "Investor Questionnaire");

            (ii) represents and warrants that the information provided to the Corporation in the Investor Questionnaire, and any other information provided to the Corporation by the Purchaser, is true, complete and correct in all material respects; and

            (iii) understands  that the Common Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Corporation is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein and in the Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Common Shares;

      (k) SECURITIES FILINGS. The Purchaser acknowledges that it has been provided with the opportunity to review and to receive copies of the following documents, which have been filed by the Corporation with the SEC pursuant to the 1934 Act (collectively, the "Disclosure Documents"): (i) the Corporation's Annual Report on Form 10-K, as amended, for the fiscal year ended May 31, 2003; (ii) the Corporation's Quarterly Report on Form 10-Q for the quarter ended August 31, 2003; and (iii) the Corporation's proxy statement with respect to its 2003 annual meeting; and

      (l) ACCESS TO INFORMATION. The Purchaser acknowledges that it has been afforded the opportunity to ask questions of, and receive answers from, the Corporation concerning the Purchaser's Common Shares and the terms and conditions of the offering and to obtain any additional information the Purchaser may consider necessary in making an informed investment decision or in order to verify the accuracy of any information set forth in this Subscription Agreement or otherwise provided to the Purchaser.

            The Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchaser's Common Shares under relevant securities legislation. The Purchaser further agrees that by accepting delivery of the Purchaser's Common Shares on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the time of the Closing and that they shall survive the purchase by the Purchaser of the Purchaser's Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Purchaser's Common Shares. The Purchaser undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

10. PURCHASER'S ACKNOWLEDGEMENTS.

      (a) PRIVATE PLACEMENT EXEMPTIONS. The Purchaser hereby acknowledges and agrees that the Offering is being made pursuant to Private Placement Exemptions. As a result of the Corporation's reliance on Private Placement Exemptions, the Common Shares will be subject to restrictions on resale and transferability contained in applicable securities legislation, as well as any restrictions on resale and transferability imposed by the Stock Exchanges. The Common Shares may not be sold or otherwise transferred unless the sale or transfer is made in accordance with the provisions of all applicable securities laws and Stock Exchanges requirements. Such restrictions will require the appropriate legending of the Common Shares.

      (b) RESTRICTED SECURITIES. The Purchaser understands that the Common Shares have not been registered under the 1933 Act, by reason of a specific exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Common Shares are "restricted securities" under applicable U.S. Securities Laws and that, pursuant to those laws, the Purchaser must hold the Common Shares indefinitely unless the Common Shares are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledge that the Corporation has under the terms of the Agency Agreement an obligation to use its commercial best efforts to register or qualify the Common Shares for resale within 45 days following Closing as more specifically provided for in the Agency Agreement and the Registration Rights Agreement.

      (c) NO APPROVAL BY GOVERNMENT AUTHORITY. No agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the offer and sale of the Common Shares;

      (d) ACCESS TO INFORMATION. The Purchaser has had access to and has received all such information concerning the Corporation that the Purchaser has considered necessary in connection with the Purchaser's investment decision;

      (e) RELIANCE. The Corporation and the Agent will rely on the acknowledgments, representations and warranties made herein or otherwise provided by the Purchaser to the Corporation in completing the sale and issue of the Common Shares to the Purchaser; and

      (f) FILING OF FORM 45-501F2. As a resident of the Province of Ontario, the Purchaser acknowledges that it must file a report on Form 45-501F2 with the Ontario Securities Commission, within 10 days of any disposition of the Purchaser's Common Shares.

11. NO INVESTIGATION BY THE AGENT. The Purchaser acknowledges and agrees that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the SEC Filings or any publicly available information concerning the Corporation or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed. The Purchaser further acknowledges and agrees that the Agent has not engaged in or conducted any independent investigation with respect to the Corporation or any such information contained in the SEC Filings.

12. PURCHASER'S EXPENSES. The Purchaser acknowledges and agrees that except as otherwise provided herein or in the Agency Agreement, all costs and expenses incurred by the Purchaser (including any fees and disbursements of special counsel retained by the Purchaser) relating to the purchase of the Common Shares shall be borne by the Purchaser.


13. RESALE RESTRICTIONS. The Purchaser understands and acknowledges that the Purchaser's Common Shares will be subject to certain resale restrictions under applicable Canadian Securities Laws and U.S. Securities Laws and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and neither the Corporation nor the Agent are in any manner responsible) for complying with such restrictions.

            For purposes of complying with the Canadian Securities Laws and Multilateral Instrument 45-102 Resale of Securities, and the Purchaser understands and acknowledges that upon their issuance the certificates representing the Common Shares shall bear the following legends:


      (i) "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (I) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (II) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE."


      (ii)  "THE  SECURITIES   EVIDENCED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN
      REGISTERED UNDER THE SECURITIES ACT OF 1933, HAVE BEEN TAKEN FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED WITH RESPECT TO THESE SHARES, IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS THEN IN FACT APPLICABLE TO THE OFFER OR SALE."


If required by the authorities of any state in connection with the issuance and sale of Common Shares, the legend required by such state authority under applicable "Blue Sky" laws.


14. Upon Rule 144(k) under the 1933 becoming available, the Corporation shall, upon an Purchaser's written request, promptly cause certificates evidencing the Common Shares to be replaced with certificates which do not the restrictive legend set forth in Section 13(b).


15. LEGAL AND TAX ADVICE. The Purchaser acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transactions contemplated hereby.

16. NO STATUTORY RIGHT OF RESCISSION OR DAMAGES; ADDITIONAL ACKNOWLEDGEMENTS. The Purchaser acknowledges and agrees that: (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchaser's Common Shares; (b) there is no government or other insurance covering the Purchaser's Common Shares; (c) the purchase of the Purchaser's Common Shares is a speculative investment and there are risks associated with the purchase of the Purchaser's Common Shares; (d) there are restrictions on the Purchaser's ability to resell the securities comprising the Purchaser's Common Shares, and it is the responsibility of the Purchaser to determine what those restrictions are and to comply with them before selling such securities, and (e) the Corporation has advised the Purchaser that the Corporation is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Canadian Securities Laws and, as a consequence of acquiring Common Shares pursuant to the Private Placement Exemptions: (i) the Purchaser may not receive information that might otherwise be required to be provided to it under the Canadian Securities Laws; and (ii) certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser.

17. NO REVOCATION. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser without the consent of the Corporation.

18. INDEMNITY. Each of the Agent and the Corporation is entitled to rely on the statements, representations, warranties and covenants of the Purchaser contained in this Subscription Agreement including the schedules attached hereto. The Purchaser agrees to indemnify and hold harmless the Corporation and the Agent and their respective directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Corporation or the Agent in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Corporation or the Agent in connection herewith.

19. MODIFICATION. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

20. ASSIGNMENT. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Corporation and their respective successors, heirs, executors, legal personal representatives and assigns; provided that this Subscription Agreement shall not be assignable by any party without the prior written consent of the other party.

21. MISCELLANEOUS. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. This Subscription
Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

22. GOVERNING LAW. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

23. FACSIMILE SUBSCRIPTIONS. The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription
Agreement, including the completed Schedules hereto, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms hereof.

24. ENTIRE AGREEMENT AND HEADINGS. This Subscription Agreement (including the Schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein or in the Agency Agreement. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

25. AGENT'S FEE. The Purchaser acknowledges that the Corporation has retained the Agent to act as the Agent in connection with the Offering. For the services rendered by the Agent in such capacity, the Corporation has agreed to pay the Agent a cash commission of 7.0% of the gross proceeds of the Offering received by the Corporation. In addition, as part consideration for the services rendered by the Agent, the Corporation has agreed, subject to regulatory approval, to issue Agent's Warrants excersiable at any time up to 24 months following the Closing Date entitling the Agent to purchase that number of Common Shares equal to 10% of the number of Common Shares sold pursuant to the Offering at an exercise price equal to $1.60 per Common Share. In addition, the Corporation will pay the expenses of the Agent in connection with the Offering as set out in the Agency Agreement.

26. SURVIVAL. This Subscription Agreement, including without limitation the representation, warranties and covenants contained herein, shall survive and continue in full force and effect for the twelve (12) month period following the Closing Date, and shall be binding upon the Purchaser notwithstanding the completion of the purchase of the Common Shares by the Purchaser pursuant hereto, the completion of the Offering of the Common Shares and any subsequent disposition in accordance with the applicable U.S. Securities Laws and Canadian Securities Laws by the Purchaser of the Purchaser's Common Shares.

27.  TIME  OF  ESSENCE.  Time  shall  be of the  essence  of  this  Subscription
Agreement.

28. EFFECTIVE DATE. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.





                         [Signatures on following page.]

IN WITNESS WHEREOF the undersigned has executed this Subscription Agreement on the ____ day of December, 2003.






--------------------------------------  ----------------------------------------
Signature of Purchaser                  Name  of  Purchaser
(if an individual)                      (if not an individual)

                                        Per:
--------------------------------------       -----------------------------------
Name of Purchaser (if an individual)         Title

------------------------------------
Social Insurance Number
(if an individual)


                                   ACCEPTANCE

            The foregoing is acknowledged, accepted and agreed to this ____ day of December, 2003





                                        WORKSTREAM INC.


                                        Per: /s/ Michael Mullarkey
                                             ---------------------------------
                                             Authorized Signatory

                                   SCHEDULE A


                   PURCHASERS OF WORKSTREAM INC. COMMON SHARES

--------------------------------------------------------------------------------

NAME                                        NO. OF SHARES   PURCHASE PRICE
--------------------------------------------------------------------------------

AGF Growth Equity Fund                        660,400         $1,056,640
--------------------------------------------------------------------------------

BTR Global Arbitrage Trading Limited          468,750          $750,000
--------------------------------------------------------------------------------

Northern Rivers Innovation Fund               192,500          $308,000
--------------------------------------------------------------------------------

Delta One Northern Rivers Fund                 19,250          $30,800
--------------------------------------------------------------------------------

Nadal Investments Limited                      28,875          $46,200
--------------------------------------------------------------------------------

Hedda Zaionz                                   6,250           $10,000
--------------------------------------------------------------------------------

Bernard Zaionz                                 12,500          $20,000
--------------------------------------------------------------------------------

Charles Zaionz                                 12,500          $20,000
--------------------------------------------------------------------------------

HJG Partnership                               125,000          $200,000
--------------------------------------------------------------------------------

1120288 Ontario Ltd.                           21,875          $35,000
--------------------------------------------------------------------------------

DGM Bank & Trust Inc.                          71,875          $115,000
--------------------------------------------------------------------------------

Romeo DiBattista                              109,875          $175,800
--------------------------------------------------------------------------------

IG AGF CDN Diversified Growth Class            1,200            $1,920
--------------------------------------------------------------------------------

London Life Growth Equity Fund                 97,500          $156,000
--------------------------------------------------------------------------------

GWL Growth Equity Fund                         55,800          $89,280
--------------------------------------------------------------------------------

IG AGF Canadian Diversified Growth Fund       122,100          $195,360
--------------------------------------------------------------------------------

Front Street Investment Management Inc.       65,625          $105,000
--------------------------------------------------------------------------------

Casurina Performance Fund                      98,125          $157,000
--------------------------------------------------------------------------------

Front Street Canadian Hedge                    28,125          $45,000
--------------------------------------------------------------------------------

Delf Investment & Construction Inc.            31,250          $50,000
--------------------------------------------------------------------------------

Casurina Limited Partnership                  251,875          $403,000
--------------------------------------------------------------------------------

Blumont Strategic Partnership                  18,750          $30,000
--------------------------------------------------------------------------------